UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  October 29, 2016

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive offices and registrant’s telephone number	IRS Employer Identification Number
1-8841	NEXTERA ENERGY, INC.	59-2449419
700 Universe Boulevard Juno Beach, Florida 33408 (561) 694-4000

State or other jurisdiction of incorporation or organization: Florida

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

On October 30, 2016, NextEra Energy, Inc. (NEE) and its direct wholly owned subsidiary WSS Acquisition Company (TTHC Merger Sub), entered into an agreement (TTHC merger agreement) with Texas Transmission Holdings Corporation (TTHC) and certain stockholders of TTHC, Cheyne Walk Investment Pte Ltd, Borealis Power Holdings Inc. and BPC Health Corporation (together, the Primary Holders). Pursuant to the TTHC merger agreement, TTHC Merger Sub would merge with TTHC for a total cash merger consideration to be paid by NEE of approximately $2.4 billion (merger consideration), subject to adjustment. TTHC, through Texas Transmission Investment LLC (TTI), a wholly owned subsidiary, owns an approximately 20 percent interest in Oncor Electric Delivery Company LLC (Oncor).
Under the terms of the TTHC merger agreement, a portion of the merger consideration will be applied to repay outstanding debt of TTHC, which currently consists of $500 million aggregate principal amount of promissory notes, and to pay associated interest, costs and expenses. NEE expects to fund the merger consideration through a combination of debt and equity, consistent with maintaining its credit ratings.

NEE, TTHC Merger Sub, TTHC and the Primary Holders have each made customary representations, warranties and covenants in the TTHC merger agreement, which also contains certain specified termination rights.

The merger contemplated by the TTHC merger agreement is subject to approval by the Public Utility Commission of Texas and the Federal Energy Regulatory Commission, receipt of other required third party approvals specified in the TTHC merger agreement and other customary closing conditions specified in the TTHC merger agreement. This transaction, when combined with NEE’s previously disclosed agreement to acquire Energy Future Holdings Corp. (EFH) which, through an indirect wholly owned subsidiary, owns an approximately 80 percent interest in Oncor, if approved, and the purchase of Oncor Management Investment LLC's 0.22 percent interest in Oncor discussed in Item 8.01 herein, would result in NEE owning 100 percent of Oncor. NEE expects the TTHC transaction, which has been approved by the boards of directors of both NEE and TTHC, and the TTHC shareholders, to be completed in the first half of 2017.

The foregoing description of the TTHC merger agreement is qualified in its entirety by reference to the TTHC merger agreement, which is filed as Exhibit 2 hereto, and is incorporated into this report by reference.

Cautionary Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “predict,” and “target” and other words and terms of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. NEE cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in any forward-looking statement. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the proposed transactions involving NEE, EFH, TTHC, OMI and Oncor, including future financial or operating results of NEE or Oncor, NEE’s, EFH’s or Oncor’s plans, credit ratings changes, objectives, expectations or intentions, the expected timing of completion of the transactions, the value, as of the completion of the EFH merger, the TTHC merger or the acquisition of OMI’s interest in Oncor, or as of any other date in the future, of any consideration to be received in the EFH merger in the form of stock or any other security, NEE’s earnings expectations and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by any such forward-looking statements include risks and uncertainties relating to: the risk that NEE, EFH, TTHC, OMI or Oncor may be unable to obtain bankruptcy court and governmental and regulatory approvals required for the transactions, or required bankruptcy court and governmental and regulatory approvals may delay the transactions or result in the imposition of conditions that could cause the parties to abandon any or all transactions; the risk that a condition to closing of any of the transactions may not be satisfied; the expected timing to consummate the proposed transactions; the risk that the businesses will not be integrated successfully; disruption from the transactions making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time and attention on merger-related issues; general worldwide economic conditions and related uncertainties; the effect and timing of changes in laws or in governmental regulations (including environmental); fluctuations in trading prices of securities of NEE and in the financial results of NEE, EFH or Oncor or any of their subsidiaries; the timing and extent of changes in interest rates, commodity prices and demand and market prices for electricity; and other factors discussed or referred to in the “Risk Factors” section of Oncor’s or NEE’s most recent Annual Reports on Form 10-K filed with the Securities and Exchange Commission (SEC). These risks, as well as other risks associated with the transactions, will be more fully discussed in subsequent filings with the SEC in connection with the mergers. Additional risks and uncertainties are identified and discussed in NEE’s and Oncor’s reports filed with the SEC and available at the SEC’s website at www.sec.gov. Each forward-looking statement speaks only as of the date of the particular statement and NEE does not undertake any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

SECTION 7 - REGULATION FD

Item 7.01 Regulation FD Disclosure

On October 31, 2016, NEE issued a press release announcing that it had reached an agreement to merge with TTHC, which through its wholly owned subsidiary, owns an approximately 20 percent interest in Oncor. A copy of such press release is being furnished and is attached hereto as Exhibit 99.

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events

On October 29, 2016, T & D Equity Acquisition, LLC (OMI purchaser), a wholly owned subsidiary of NEE, Oncor Management Investment LLC (OMI) and Oncor entered into an agreement for the OMI purchaser to purchase OMI's 0.22 percent interest in Oncor for approximately $27 million. This transaction is subject to NEE closing on its previously disclosed agreement to acquire EFH. which, through an indirect wholly owned subsidiary, owns an approximately 80 percent interest in Oncor. NEE expects the OMI transaction to be completed in the first half of 2017.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
2
Merger Agreement between NextEra Energy, Inc., WSS Acquisition Company, Texas Transmission Holding Corporation, Cheyne Walk Investment Pte Ltd, Borealis Power Holdings Inc. and BPC Health Corporation dated October 30, 2016*

99	Press release of NextEra Energy, Inc. dated October 31, 2016
_________________________
* Schedules to the merger agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. NEE will furnish the omitted schedules to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 31, 2016

NEXTERA ENERGY, INC. (Registrant)

CHARLES E. SIEVING
Charles E. Sieving Executive Vice President and General Counsel of NextEra Energy, Inc.

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